Exhibit 99.1

Media Contact

Kathleen Wolf-Leger

Email:kat@fusemachines.com

Phone: +1 800 387 FUSE

Fusemachines Inc. to List on NASDAQ Through Business Combination with CSLM Acquisition Corp.

•	Transaction values Fusemachines at an equity valuation of $200 million

•	Business combination expected to close by the end of Q2 2024

•	Resulting funding and capital markets access to bolster the 11-year-old company’s Enterprise AI Products and Solutions offerings, accelerate growth and global expansion

New York, NY, Jan 23, 2024 – Fusemachines Inc., a leading provider of enterprise AI products and solutions and CSLM Acquisition Corp.(NASDAQ: CSLM), a special purpose acquisition company, announced today the signing of a definitive agreement for a business combination that is expected to result in Fusemachines becoming a public company. Upon the closing of the transaction, subject to approvals by CSLM’s stockholders and Fusemachines stockholders and other customary closing conditions, the combined company is expected to list on Nasdaq under the ticker symbol “FUSE”. The business combination, valuing the combined company at $200 million, is expected to be completed by the end of Q2 2024.

Founded in 2013 by Dr. Sameer Maskey PhD, Fusemachines has been at the forefront of the Enterprise AI revolution for more than a decade. Dr. Maskey, an adjunct Associate Professor at Columbia University, has been at the leading edge of AI research from his time working on the IBM Watson Research Center. Fusemachines enables enterprises to address complex challenges that they face across industries by leveraging cutting-edge technologies to develop products and solutions. With products such as AI Studio and AI Engines along with a global AI talent pool cultivated through the flagship AI Fellowship programs, the organization is uniquely positioned to help customers build industry specific and problem specific AI Solutions with high ROI. Fusemachines customers such as TIME and OTG have relied on Fusemachines for many years.

“Being listed on NASDAQ is a pivotal milestone for us and a historical one for any company of Nepalese origin,” said Sameer Maskey, Chief Executive Officer and Founder of Fusemachines. “Our business combination with CSLM positions us to strategically lead the way in shaping the future of democratizing AI and leaving a lasting impact across industries. The additional capital and financial flexibility from this transaction will empower improved products and fuel growth and expansion.”

Charles Cassel, Chief Executive Officer and Chief Financial Officer of CSLM said, “We have been methodically searching to identify a long-term, co-investment opportunity for our affiliates, and we are very excited to be partnering with Fusemachines. With significant operations in Nepal, their cutting edge development of AI engines and solutions for US and developed market enterprise clients is precisely the profile that we believe embodies the impact that investors can make and profit from in high growth opportunities available in Frontier and Emerging Markets.”

The transaction, which has been unanimously approved by the boards of directors of Fusemachines and CSLM, is subject to approval by Fusemachines’ and CSLM’s stockholders and subject to other customary closing conditions, including the receipt of certain regulatory approvals. In connection with the transaction, CSLM affiliates have committed to invest up to $19.44 million in a mix of new PIPE financing in CSLM and pre-closing financing in Fusemachines that will cover Fusemachines’ working capital needs. CSLM and Fusemachines will entertain additional PIPE financing offers on selective strategic criteria.

Additional information regarding the proposed business combination, including a copy of the business combination agreement and other relevant materials, will be provided by CSLM on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Investor Relations section of our website http://www.fusemachines.com/investors.

About Fusemachines

Founded in 2013, Fusemachines is a global provider of enterprise AI products and solutions on a mission to democratize AI. Leveraging proprietary AI Studio, AI Engines and Fuse Hubs, the company helps drive the clients’ AI Enterprise Transformation, regardless of where they are in their Digital AI journeys. Under the leadership of chief executive officer and founder, Dr. Sameer Maskey, PhD, Adjunct Associate Professor at Columbia University, Fusemachines continues to actively pursue the mission of democratizing AI for the masses by providing high quality AI education in underserved communities and helping organizations achieve their full potential with AI. Fusemachines is headquartered in New York with operations across Asia, Canada, USA and Latin America.

About CSLM Acquisition Corp.

CSLM Acquisition Corp. is a Special Purpose Acquisition Company commonly known as a blank-check company formed to effect a business combination with a company in the technology, digital media, e-commerce, financial technology, or digital services sectors and that has significant impact or operations in the emerging markets. Its sponsor is affiliated with Consilium Investment Management (CIM), a boutique, SEC-registered investment advisor formed in 2004 that gives discerning institutional investors differentiated sources of alpha by giving them equity exposure to Frontier and Emerging Markets that are typically under-represented in portfolios.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination’’) among

Fusemachines, CSLM and CSLM Merger Sub, Inc., a wholly-owned subsidiary of CSLM, in connection with the transactions contemplated in the business combination agreement. In connection with the Proposed Business Combination, CSLM intends to file with the SEC a Registration Statement on Form S-4, which will include a proxy statement to be sent to CSLM stockholders and a prospectus for the registration of CSLM securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination will be provided in the Registration Statement. CSLM urges investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about CSLM, Fusemachines and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of CSLM as of a record date to be established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the Registration Statement, without charge, by directing a request to: CSLM Acquisition Corp., 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308. The preliminary and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Fusemachines and CSLM and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of CSLM and a description of their interests in CSLM and the Proposed Business Combination are set forth in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and which can be obtained free of charge from the sources indicated above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CSLM’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that CSLM intends to file with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. In addition to factors previously disclosed in CSLM’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Fusemachines following the Proposed Business Combination; (3) changes in the market for Fusemachines’ services and technology, expansion plans and opportunities; (4) the sources and uses of cash in connection with the Proposed Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (6) the projected technological developments of Fusemachines; (7) current and future potential commercial and customer relationships; (8) the ability to operate efficiently at scale; (9) anticipated investments in capital resources and research and development, and the effect of these investments; (10) the ability of the combined company to issue equity or equity-linked securities in the future; (11) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (12) the outcome of any legal proceedings that may be instituted against Fusemachines or CSLM following announcement of the Proposed Business Combination and the transactions contemplated thereby; (13) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain CSLM stockholder approval on the expected terms and schedule as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (14) the risk that the Proposed Business Combination or another business combination may not be completed by CSLM’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (15) unexpected costs related to the Proposed Business Combination; (16) limited liquidity and trading of CSLM’s securities; (17) geopolitical risk and changes in applicable laws or regulations; (18) the possibility that CSLM and/or Fusemachines be adversely affected by other economic, business, and/or competitive factors; (19) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (20) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of CSLM’s and Fusemachines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CSLM and Fusemachines. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors’’ and “Cautionary Note Regarding Forward-Looking Statements’’ in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023 and in CSLM’s IPO prospectus, filed with the SEC on January 6, 2022, and in the Registration Statement and the other documents that CSLM has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither CSLM nor Fusemachines presently know or that CSLM and Fusemachines currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect CSLM’s and Fusemachines’ expectations, plans or forecasts of future events and views as of the date of this press release. CSLM and Fusemachines anticipate that subsequent events and developments will cause CSLM’s and Fusemachines’ assessments to change. However, while CSLM and Fusemachines may elect to update these forward-looking statements at some point in the future, CSLM and Fusemachines specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CSLM’s and Fusemachines’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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